Columbia Financial Printing Corp. 59-4 Central Ave., Farmingdale, NY 11735 (516) 931-3800 Fax: (516) 931-3871 COVER SHEET PAGES (Including this sheet): Thursday, 3 April 12, 2012 11:07:55 AM CNS Response, Inc. 85 Enterprise, Suite 410 Aliso Viejo, CA 92656 Paul Buck Phone: (949) 429-4400 Fax: SNR Denton US LLP , Phone: Fax: Chris T. Errico, Esq. (973) 912-7168 American Stock Transfer & Trust Co. 29 6201 15 Ave. (3rd Floor) Brooklyn, NY 11219 Jennifer Donovan Phone: Fax: (718) - (718) 765-8713 DESCRIPTION: Common Stock Certificates Blue Borders - Numbered: CNS 01001 To CNS 02000 REMARKS: PLEASE PROOFREAD AND ADVISE US ACCORDINGLY. Second Proof: 1000 Please Proofread and advise us accordingly Transmittal sent by: Brian Thank You Printing will not proceed without signed authorization - please return via fax or mail AUTHORIZED SIGNATURE: ____________________________________________ DATE: _______________ Please print name below line: AUTHORIZATION TO PRINT - PROOFS ARE NOW APPROVED FOR PRINTING FLAT - 8 x 12 THIS MATERIAL HAS NOT BEEN PROOFREAD In view of recent judicial decisions holding certain typesetting companies responsible for the accuracy of typeset material if even a perfunctory proofreading service, paid or unpaid, has been provided by that typesetting company, Columbia Financial Printing Corp., PERFORMS NO PROOFREADING SERVICE ON ANY MATERIAL PASSING THROUGH ITS TYPESETTING FACILITY. THERE ARE POSITIVELY NO EXCEPTIONS TO THIS POLICY. To Omit Red (Ghost) Eagle in background please check this box: AST 2012-1.pmd-13

 COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BROOKLYN, NY TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE DATED: NUMBER SHARES COMMON STOCK transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now in effect or as hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT: IS THE OWNER OF SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 12619C 20 0 CNS CNS RESPONSE, INC. PROOF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF CNS RESPONSE, INC. SECRETARY CHAIRMAN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ....................Custodian.................... TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants in common Act................... (State) Additional abbreviations may also be used though not in the above list. For Value Received, _____________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com Signature(s) Guaranteed By The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.